TAXES ON INCOME	12 Months Ended
Dec. 31, 2014
TAXES ON INCOME [Abstract]
TAXES ON INCOME

NOTE 13:-  TAXES ON INCOME

a.         General

The Israeli corporate tax rate was 25% in 2012 and 2013 and 26.5% in 2014.

As of 2012, the Company and its subsidiary EZchip Technologies have elected to file tax returns in Israel in U.S dollars in accordance with “Income Tax Regulations (Rules for bookkeeping of foreign investment companies and certain partnerships and determination of taxable income) – 1986”. Since 2011, the Company elected to file consolidated tax returns with its subsidiary EZchip Technologies.

b.        Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Law"):

To date, EZchip Technologies' facilities in Israel have been granted under the Law one "Approved Enterprise" approval and three "Privileged Enterprise" programs subject to the alternative track (as discussed below), that provide its undistributed income exempt from tax for a ten year period, starting 2011, which is the first year that EZchip Technologies  generates taxable income from its enterprises, provided that no more than twelve years have elapsed from the Year of Commencement (as described below) for the beginning of the operations of each privileged enterprise.

In addition, the Company's facilities in Israel have been granted under the Law one "Privileged Enterprise" program subject to the alternative track (as discussed below), that provides the Company's undistributed income exemption from tax subject to a limitation of the earlier of ten years from the first year of generating taxable income, or 12 years from the first day of the Year of Election.

Following are the guidelines and principles of the Law that are relevant to the Company and its subsidiary:

The Law provides that capital investments in a production facility (or other eligible assets) may be designated as an Approved Enterprise and Privileged Enterprise. Until 2005, the designation required advance approval from the Investment Center of the Israel Ministry of Industry, Trade and Labor. Each certificate of approval for an Approved Enterprise relates to a specific investment program, delineated both by the financial scope of the investment and by the physical characteristics of the facility or the asset.

A company that obtained an Approved Enterprise approval may elect to receive an alternative package comprised of tax benefits, referred to as the "Alternative Track", rather than grants.  Under the Alternative Track, a company's undistributed income derived from an Approved Enterprise is exempt from corporate tax for an initial period (two to ten years, depending on the geographic location of the Approved Enterprise within Israel). The exemption begins in the first year that the company realizes taxable income from the Approved Enterprise. There is no term limitation to the Approved Enterprise in the Alternative Track.

On April 1, 2005, an amendment to the Law came into effect (the "Amendment") and has significantly changed the provisions of the Law. Generally, investment programs that have already obtained approval for an Approved Enterprise by the Israeli Investment Center will continue to be subject to the Law's provisions. On the Alternative Track the Amendment enacted major changes in the manner in which tax benefits are awarded under the Law so that companies are no longer required to obtain Investment Center approval in order to qualify for tax benefits. Such an enterprise is a "Privileged Enterprise", rather than the previous terminology of Approved Enterprise. The period of tax benefits for a new Privileged Enterprise commences in the "Year of Commencement."  This year is the later of (1) the year in which taxable income is first generated by a company, or (2) a year selected by the company for commencement, on the condition that the company meets certain provisions provided by the Law, referred to as the Year of Election. The amendment does not apply to investment programs approved prior to December 31, 2004, and applies to new investment programs only. Therefore, the Company's Approved Enterprise program is not subject to the provisions of the amendment, but its four Privileged Enterprise programs are.

The benefits available to an Approved and Privileged Enterprises are conditioned upon terms stipulated in the Law and the related regulations (which include making specified investments in property and equipment, and financing a percentage of these investments with share capital), and the criteria set forth in the applicable certificate of approval.  If either of the Company or EZchip Technologies does not fulfill these conditions in whole or in part, the benefits can be cancelled and it may be required to refund the amount of the benefits, linked to the Israeli consumer price index plus interest.

Tax-exempt income generated under the provisions of the Law will subject the Company to taxes upon distribution or liquidation and the Company may be required to record deferred tax liability with respect to such tax-exempt income.

The Company does not intend to distribute any amounts of its undistributed tax exempt income as dividends as it intends to reinvest its tax-exempt income within the Company. Accordingly, no deferred income taxes were provided on income attributable to the Company's Approved or Privileged Enterprise programs as the undistributed tax exempt income was essentially permanent in duration.

For the year ended December 31, 2014, EZchip Technologies had $143,000 of tax-exempt income attributable to its Approved Enterprise and Privileged Enterprise programs.  If such tax-exempt income is distributed, under certain conditions as described in the Law, it would be taxed at the corporate tax rate applicable to such profits, and an estimated income tax liability of $21,387 would be incurred as of December 31, 2014.  As of December 31, 2014, EZchip Technologies has not distributed any amounts of its tax-exempt income.

As of January 1, 2011, new legislation amending the Investment Law came into effect (the “2011 Amendment”). The 2011 Amendment introduced a new status of “Preferred Company” and “Preferred Enterprise”, replacing the existed status of “Privileged Company” and “Privileged Enterprise”. Similarly to “Privileged Company”, a Preferred Company is an industrial company owning a Preferred Enterprise which meets certain conditions (including a minimum threshold of 25% export). Under the 2011 Amendment, a uniform corporate tax rate will apply to all qualifying income of certain Industrial Companies, as opposed to the current Law's incentives, which are limited to income from Approved Enterprise and Privileged Enterprises during their benefits period. Under the new law, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively thereafter. The profits of these Industrial Companies will be freely distributable as dividends, subject to a 15% withholding tax.

On July 30, 2013, the Knesset passed the Economic Program for 2013-2014 (the “Budget Law”). The aforementioned changes include, among others, cancelation of the scheduled progressive reduction in the corporate tax rate for approved/privileged enterprises (9% in Zone A and 16% elsewhere), and increase, in certain cases, the tax rates on dividends in respect of the Investment Law to 20% as of January 1, 2014, subject to reduced tax rates under the provisions of applicable double tax treaties regarding non-Israeli residents. Dividends from a Preferred Enterprise to Israeli resident corporations will be tax exempt.

In addition, a dividend distributed from income which is attributed to a Preferred Enterprise/Special Preferred Enterprise will be subject to withholding tax at source at the following rates: (i) Israeli resident corporation – 0%, (ii) Israeli resident individual – 15% in 2013 and 20% as of 2014 (iii) non-Israeli resident – 15% in 2013 and 20% as of 2014 subject to a reduced tax rate under the provisions of an applicable double tax treaty.

Under the transition provisions of the new legislation, the Company may elect to irrevocably implement the new law while waiving benefits provided under the current law or to remain subject to the current law. Changing from the current law to the new law is permitted at any time. The Company does not expect the new law to have a material effect on the tax payable on its Israeli operations in the foreseeable future.

c.         Net operating and capital losses carryforward:

As of December 31, 2014, the operating tax loss carryforwards of the Company amounted to $58,000, which the Company does not believe will be utilized in the foreseeable future. The loss may be carried forward indefinitely and may be offset against future taxable income.

The operating tax loss carryforwards through December 31, 2014 of EZchip Inc. and EZchip Semiconductor Inc. amounted to $10,400, which the Company does not believe will be utilized in the foreseeable future. The loss may be offset against any future U.S. taxable income for periods of 20 years expiring gradually from 2021 through 2034.

The operating tax loss carryforwards through December 31, 2014 of EZchip Semiconductor Inc . amounted to $16,000, which the Company does not believe will be utilized in the foreseeable future. The loss may be offset against any future U.S. taxable income for periods of 20 years expiring through 2034.

Utilization of the U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of Section 382 of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

As of December 31, 2014, the Company's capital tax loss carryforwards amounted to $29,000. The capital loss may be carried forward indefinitely and may be offset against future capital income.

d.         Income (loss) before tax is comprised as follows:

	Year ended December 31,
	2014	2013	2012

Domestic (Israel)	$20,485	$22,500	$16,293
Foreign	(11,327)	(802)	(642)

	$9,158	$21,698	$15,651

e.         Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company and its subsidiaries' deferred tax assets are comprised of operating loss carryforwards, capital loss carryforwards and other temporary differences. Significant components of the Company and its subsidiaries deferred tax assets are as follows:

	December 31,
	2014	2013
Deferred tax assets:
Reserves and allowances	$2,481	$1,433
Operating loss carryforwards	25,707	15,258
Capital loss carryforwards	7,481	7,486
Total deferred tax assets	$35,669	$24,177

Deferred tax liabilities:	--	--
Acquired intangibles	(3,976)	--

Less valuation allowance	(31,693)	(24,177)

Net deferred tax assets	--	--

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods and in the jurisdictions in which temporary differences are deductible and net operating losses are utilized. Based on consideration of these factors, the Company recorded a valuation allowance of $31,693 and $24,177 at December 31, 2014 and 2013, respectively.

        f.          Uncertain tax positions

The Company and subsidiaries file federal and state income tax returns in the United States and Israel. The Company and EZchip Technologies may be subject to examination by the Israeli tax authorities for fiscal years 2012 through 2014. EZchip Inc. and EZchip Semiconductor Inc. may be subject to examination by the U.S. Internal Revenue Service from commencement year 2001 and 2004, respectively, through 2014.

The Company believes that it has adequately provided for any reasonably foreseeable outcome related to tax audits and settlement. However, the final tax outcome of the Company's tax audits could be different from what is reflected in the Company's income tax provisions and accruals. Such differences could have a material effect on the Company's income tax provision and net loss in the period in which such determination is made.

As of December 31, 2014 and 2013, the provision in respect of ASC 740 was immaterial. The Company accrues interest and penalties related to the provision in income taxes in its statement of operations. Such interest and penalties were immaterial for all reported periods.

 g.        Reconciliation of the theoretical tax expense (benefit) to the actual tax benefit:

Reconciliation between the theoretical tax expense, assuming all income is taxed at the statutory tax rate applicable to income of the Company, and the actual tax expense as reported in the statement of operations is as follows:

	Year ended December 31,
	2014	2013	2012

Income before taxes as reported in the consolidated statements of operations	$9,158	$21,698	$15,651

Statutory tax rate	26.5%	25%	25%

Theoretical tax expense on the above amounts at the Israeli statutory tax rate	2,427	5,425	3,913
Approved and Privileged Enterprise benefits (*)	(13,310)	(11,454)	(7,839)
Non-deductible expenses	2,496	197	186
Non-deductible expenses related to stock options	3,336	2,716	1,329
Deferred taxes on losses (utilization of losses) and temporary differences for which a valuation allowance was provided	5,648	5,336	3,004
Increase in deferred taxes (for which valuation allowance was created) due to increase in Israeli tax rate	--	(1,147)	--
Difference in basis of measurement for tax purposes	842	(570)	11
Taxes with respect to prior years	90	(366)	(508)
Tax adjustment in respect of different tax rates for foreign subsidiaries	(1,529)	(120)	(96)
Others	--	(17)	--

Actual taxes on income (taxes benefit)	$--	$--	$--

Basic	$0.31	$0.40	$0.28

Diluted	$0.31	$0.39	$0.27

(*)	Net earnings per Ordinary share - amounts of the benefit resulting from the "Approved and Privileged Enterprise" status.